UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2010

BioFuel Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Broadway, Suite 2200
Denver, CO 80202
 (Address of principal executive offices, including zip code)

(303) 640-6500
 (Registrant’s telephone number including area code)

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 14, 2010, BioFuel Energy Corp. (the “Company”) and BioFuel Energy, LLC entered into the Amended and Restated Rights Offering Letter Agreement (the “Amended and Restated Rights Offering Letter Agreement”) with Greenlight Capital, LP, Greenlight Capital Qualified, LP, Greenlight Capital (Gold), LP, Greenlight Capital Offshore Partners, Greenlight Capital Offshore Master (Gold) and Ltd., Greenlight Reinsurance, Ltd., (collectively, the “Greenlight Parties”) and Third Point Loan LLC and Third Point Advisors, LLC.  The terms of the Amended and Restated Rights Offering Letter Agreement are described in the Company’s Registration Statement on Form S-1 (file no. 333-169982) (the “Registration Statement”) under the caption “The Rights Offering—Rights Offering Letter Agreement” and such description is incorporated by reference herein.

On December 14, 2010, the Company entered into the Amended and Restated Voting Agreement (the “Amended and Restated Greenlight Voting Agreement”) with the Greenlight Parties.  On December 14, 2010, the Company also entered into the Amended and Restated Voting Agreement (the “Amended and Restated Third Point Voting Agreement” and, together with the Amended and Restated Greenlight Voting Agreement, the “Amended and Restated Voting Agreements”) with Third Point Loan LLC.  The terms of the Amended and Restated Voting Agreements are described in the Registration Statement under the caption “Prospectus Summary—Related Agreements and Transactions—Voting Agreements” and such description is incorporated by reference herein.

On December 15, 2010, the Company entered into the Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement”) with the parties listed on the signature page thereto.  The terms of the Amended and Restated Registration Rights Agreement are described in the Registration Statement under the caption “The Rights Offering—Registration Rights” and such description is incorporated by reference herein.

Item 8.01.  Other Events.

On December 17, 2010, the Company issued a press release announcing the record date for its previously announced rights offering, the aggregate size of its rights offering and the record date for a special meeting of its stockholders to be held in connection with the rights offering.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1
Amended and Restated Rights Offering Letter Agreement dated December 14, 2010, by and among BioFuel Energy Corp., BioFuel Energy, LLC, Greenlight Capital, LP, Greenlight Capital Qualified, LP, Greenlight Capital (Gold), LP, Greenlight Capital Offshore Partners, Greenlight Capital Offshore Master (Gold), Ltd., Greenlight Reinsurance, Ltd., Third Point Loan LLC and Third Point Advisors, LLC (incorporated by reference to Exhibit 10.30 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.2
Amended and Restated Voting Agreement dated December 14, 2010, between BioFuel Energy Corp. and Greenlight Capital, LP, Greenlight Capital Qualified, LP, Greenlight Capital (Gold), LP, Greenlight Capital Offshore Partners, Greenlight Capital Offshore Master (Gold), Ltd. and Greenlight Reinsurance, Ltd. (incorporated by reference to Exhibit 10.33 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.3
Amended and Restated Voting Agreement dated December 14, 2010, between BioFuel Energy Corp. and Third Point Loan LLC (incorporated by reference to Exhibit 10.34 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.4
Amended and Restated Registration Rights Agreement dated December 15, 2010, between BioFuel Energy Corp. and the parties listed on the signature page thereto (incorporated by reference to Exhibit 10.7 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

99.1	Press release dated December 17, 2010

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: December 17, 2010
	By:	/s/ Kelly G. Maguire
		Name:	Kelly G. Maguire
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1
Amended and Restated Rights Offering Letter Agreement dated December 14, 2010, by and among BioFuel Energy Corp., BioFuel Energy, LLC, Greenlight Capital, LP, Greenlight Capital Qualified, LP, Greenlight Capital (Gold), LP, Greenlight Capital Offshore Partners, Greenlight Capital Offshore Master (Gold), Ltd., Greenlight Reinsurance, Ltd., Third Point Loan LLC and Third Point Advisors, LLC (incorporated by reference to Exhibit 10.30 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.2
Amended and Restated Voting Agreement dated December 14, 2010, between BioFuel Energy Corp. and Greenlight Capital, LP, Greenlight Capital Qualified, LP, Greenlight Capital (Gold), LP, Greenlight Capital Offshore Partners, Greenlight Capital Offshore Master (Gold), Ltd. and Greenlight Reinsurance, Ltd. (incorporated by reference to Exhibit 10.33 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.3
Amended and Restated Voting Agreement dated December 14, 2010, between BioFuel Energy Corp. and Third Point Loan LLC (incorporated by reference to Exhibit 10.34 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

10.4
Amended and Restated Registration Rights Agreement dated December 15, 2010, between BioFuel Energy Corp. and the parties listed on the signature page thereto (incorporated by reference to Exhibit 10.7 to the Company’s Amendment #4 to Registration Statement on Form S-1 (file no. 333-169982) filed December 16, 2010)

99.1	Press release dated December 17, 2010